clene.com

CLENE NANOMEDICINE

Forward Looking Statements

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Summary | Clene Nanomedicine, Inc.

Lead Asset: CNM-Au8 for Neuro Repair

- Nanocatalyst Supporting Intracellular Biological Reactions
- Robust Preclinical Remyelination & Neuroprotection Data Across Multiple Animal Models in:
  - MS,
  - ALS, and
  - Parkinson's Disease
- NOAEL findings from Chronic Toxicity
- Acceptable Phase 1 Safety Profile
- Up to 48-weeks Exposure in Clinical Trials

Unmet Medical Need & Market Opportunity

- No Current Multiple Sclerosis (MS) Therapies Clinically Impact Remyelination & Neurorepair
- Remyelination and Neurorepair Sales Could Exceed $10B per annum, on top of $23B MS Market
- Few Viable Disease-modifying Neurodegenerative Drugs
- Parkinson's Disease & ALS are billion-dollar sales opportunities

Clinical Development Path

- Phase 2 VISIONARY-MS Study Commenced Q4 '18
- Phase 2 REPAIR Parkinson & MS Target Engagement Studies Commenced Q4 2019
- Phase 2 RESCUE-Neuroprotection ALS Study Commenced Q1 2020
- Phase 3 ALS study for Disease Modification commenced Q3 2020
- ALS Early Access Program at Harvard
- USA FDA Granted ALS Orphan Drug Designation

CNM-ZnAg for COVID-19

- Zinc-Silver Antiviral + Immune Support
- Phase 2/3 trial in Brazil to treat acutely symptomatic COVID non-hospitalized patients planned for Q4 2020
  - 1st Endpoint Time to Symptomatic Improvement (Up to 28 Days)
  - 2nd Endpoint Prevention of Hospitalization

Strong IP Portfolio

- 100+ Issued Patents; More than 30 Pending Patent Applications
- State of Matter Claims Cover Myelin Protection Mechanisms, Remyelination, and Neuroprotection to 2035 (with Patent Restoration Term)
- Manufacturing Device and Process Patents to 2030 and Beyond

Financials

- $114M USD Raised
  - Series A ($27M; High Net Worth),
  - Series B ($17M; United Therapeutics)
  - Series C ($28M; Strategic Healthcare Investor, HNW)
  - Series D ($42.5M; Strategic Healthcare Investor, HNW)
- +$18M in Additional Grant and Indirect Financial Support for ALS and MS Phase 2 & 3 Clinical Programs

CLENE | Management Team

BOARD CHAIR



Shalom Jacobovitz

- CiViBIOPHARMA
- ACTELION
- Abbott
- Roche
- SANOFI

CEO



Rob Etherington

- ACTELION
- Pfizer
- PARKE-DAVIS People Who Care

CMO



Robert Glanzman, MD, FAAN

- GeNeuro
- NEKTAR
- PURDUE
- Roche
- NOVARTIS
- Pfizer

CSO, FOUNDER



Mark Mortenson

- DUPONT
- ALCAN
- Lanxide Corporation
- Dupont Lanxide Composites
- Lanxide Armor Company
- Lanxide Performance Materials
- Lanxide Electronic Components

CBO



Michael Hotchkin

- ACTELION
- Pfizer
- PARKE-DAVIS People Who Care
- AvantureBio INSIGHT ATTAINED.

CFO



Matt Gardner, CPA, JD

- UPS
- Blu. good. clean. fuel.
- KPMG
- EY Building a better working world

CLENE | Overview

Clean Surface Nanocrystal Therapeutics (CSN®)

CSN® PLATFORM

100+ Granted Patents

CSN® THERAPEUTIC	INDICATION	RESEARCH / PRECLINICAL / IND FILING / PHASE 1 / PHASE 2 / PHASE 3	ANTICIPATED RESULTS
CNM-Au8 (CSN® gold)	Amyotrophic Lateral Sclerosis	Healey ALS Platform Trial — Harvard MGH (Registration Trial)	Q1 2022
		MGHALS Expanded Access Protocol — Harvard (MGH) Expanded Access Program	ONGOING
		RESCUEALS — Phase 2 (Australia)	Q3 2021
	Multiple Sclerosis	VISIONARY-MS STUDY — Phase 2	Q4 2021
		RepairMS — Phase 2	Q4 2020
	Parkinson's Disease	RepairPD — Phase 2	Q4 2020
		RESCUEPD — Phase 2 (Launching in 2021)	Q1 2024
CNM-ZnAg (CSN® zinc-silver)	Anti-viral Anti-bacterial	ZnAgSTUDY BRAZIL	Q2 2021
CNM-AgZn17 CSN® (silver-zinc gel)	Wound Healing, Burn Treatment		
CNM-PtAu7 (CSN® platinum-gold)	Oncology		

Novel electro-chemistry platform produces catalytic Clean Surface Nanocrystal drugs designed to avoid toxicities associated with synthetic chemistry

Evolution of Gold
as a Therapeutic Modality



Chinese & Ayurvedic Gold Preparations
(China, Arabia, India)

2500–1000 BC


Au
(Gold)

1930–1980s

Monoatomic Gold Salts for Rheumatoid Arthritis
(IM Sodium Aurothiomalate;
IM Aurothioglucose;
Oral Auranofin)

gold 3,4,5-triacetyloxy-6-(acetyloxymethyl oxane-2-thiolate; triethylphosphanium

1950s–2000s



Surface Modified and Functionalized Colloidal Gold Particles
Drug Carriers;
Photothermal Therapy



2020+

Catalytic Clean Surfaced Faceted Gold Nanocrystals

CNM-Au8 | Therapeutic Nanocatalysis

Lead Asset

Clean Surfaced Faceted Gold Nanocrystal



13 nm Median Diameter
(Ribosome = 20-30 nm)

>1 Quadrillion Nanocrystals per 60 mL Dose (At 30 mg)

Oral Suspension; Once Daily



Novel mechanism of action to address a range of CNS diseases

CNM-Au8


10 NM

Transmission Electron Micrograph


Improved Cellular Bioenergetics
Remyelination Failure In MS
Parkinson's Disease
Amyotrophic Lateral Sclerosis

clene NANOMEDICINE

CNM-Au8 | MOA Nanocatalytic Electron Transfer

Surface Based Catalytic Activity

Electrons Move Freely Across Nanocrystal Surface

Vertices, Edges, & Faces Key to Catalytic Activity

CNM-Au8



Clean-Surfaced Nanocrystals

AuNP Catalyzed Oxidation of Ascorbic Acid[1]


a
0 min
1 min
2 min
3 min
60 min
Scattering (a.u.)
Wavelength (nm)
b
Plasmon band maximum (nm)
Time (min)
Charging
Control

a. Rayleigh scattering measured by dark field microscopy of surface plasmon resonance of scattering spectra of the AuNP decahedron before and at 1, 2, 3 and 60 min after electron injection by ascorbate ions.

b. Spectral shift as a function of time for the catalysis reaction and for the control experiment. The error bars represent the error in determining the peak position from the Lorentzian fitting procedure.

[1] Novo et al. Nature Nanotech 3, 598–602 (2008).

CNM-Au8 | MoA → Therapeutic Effects

Catalytic Gold Nanocrystals


10 NM

Bioenergetic Mechanism

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

Enhanced Disease Response

- ↑ Increased energetic capacity



- Improved resistance to oxidative, mitochondrial, and excitotoxic stressors
- ↓ Reduction in levels of misfolded proteins

Remyelination


Damaged Neuron
Healthy Neuron
Exposed Fiber
Damaged Myelin
Signal
Signal

Neuro Repair



CNM-Au8 | Bioenergetic Preclinical Evidence

Therapeutic Activity Across Remyelination + Neuroprotection Models

REMYELINATION

Chronic Global CNS Demyelination
- Chronic Cuprizone (CPZ) Pilot
- Chronic CPZ Repeat Validation
- Prevent CPZ Damage
- Post-Chronic CPZ Myelin Recovery
- Chronic CPZ Functional Outcome

Focal Spinal Cord Remyelination
- Lysolecithin Focal Remyelination (I)
- Lysolecithin Focal Remyelination (II)

Perinatal Myelin Injury
- Cerebral Palsy Remyelination *Ex Vivo*

NEUROPROTECTION

Neuroprotection: Motor Neuron
- MN Neuroprotection iPSC MN *In Vitro, Astrocyte*
- MN Glutamate Excitotoxicity *In Vitro*
- MN Amyloid beta *In Vitro*
- MN Neuroprotection *ALS SOD1, In Vivo*

Neuroprotection: Dopaminergic
- PD Neurotoxin MPP *In Vitro*
- PD Neurotoxin *6-OHDA In Vitro*
- PD Neurotoxin *6-OHDA In Vivo*

Neuroprotection: Other
- Hippocampal Neuron Glutamate Excitotoxicity *In Vitro*
- Cortical Neuron Glutamate Excitotoxicity *In Vitro*

CNM-Au8 Remyelination Data

Published 11 February 2020

www.nature.com/scientificreports

SCIENTIFIC REPORTS

natureresearch

OPEN

Nanocatalytic activity of clean-surfaced, faceted nanocrystalline gold enhances remyelination in animal models of multiple sclerosis

Andrew P. Robinson[1,9], Joanne Zhongyan Zhang[2,9], Haley E. Titus[1], Molly Karl[3], Mikhail Merzliakov[2], Adam R. Dorfman[2], Stephen Karlik[4], Michael G. Stewart[5], Richard K. Watt[5], Benjin D. Facer[6], Jon D. Facer[5], Noah D. Christian[7], Karen S. Ho[2,8*], Michael T. Hotchkin[2,9], Mark G. Mortenson[2,9], Robert H. Miller[3,9] & Stephen D. Miller[1,9]

CNM-Au8 | Toxicology Studies

Resulted in No Adverse Effect Level Findings

Standard ICH M3(R2) Toxicology Program

Genotoxicity
In Vitro & In Vivo (Rodent)

Single Dose Toxicokinetics
Canine

Max Feasible Toxicokinetics
Rodent (1-Wk, SQ)

Chronic Toxicity Rodent
Rodent (6-Month)

Safety Pharmacology
CNS, CV, Renal

Multi-Dose Toxicokinetics
Canine (7-Day)

Max Feasible Toxicokinetics
Canine (3-Wk)

Chronic Toxicity Canine
Canine (9-Month)

Dose Range Finding
Rodent, Minipig

MTD Toxicokinetics
Canine (4-Wk)

High Dose Toxicokinetics
Rodent (3-Wk)

CNM-Au8 | Acceptable Safety Profile & Well Tolerated

No Related SAEs or Related Study Discontinuations

Phase 1 First In Human Study Completed (n=80)

- **Single-ascending dose**
  - 4 cohorts of 8 subjects plus one repeat (n=40)
  - 15, 30, 60, 90 mg
  - 3:1 randomized (active:control)
  - 1 dose; 17-day follow-up
- **Multi-ascending dose**
  - 4 cohorts of ~12 subjects (n=46)
  - 15, 30, 60, 90 mg
  - 3:1 randomized (active:control)
  - 21 days daily dosing + follow-up (Up to 50 days)

- **Most frequent TEAEs by System Organ Class: Nervous/GI**
  - Nearly all of the TEAEs were Grade 1 severity (mild)

- **No serious TEAEs, TEAEs leading to discontinuation of treatment, or TEAEs considered severe, life-threatening, or resulting in death**

- **No dose responsive TEAEs observed in SAD or MAD**

Phase 2 Clinical Ongoing

VISIONARY-MS STUDY

N=49; Up to 48-weeks exposure

RESCUE ALS

N=42; Up to 36-weeks exposure

MGH ALS Expanded Access Protocol

N=26; Up to 50-weeks exposure

RepairPD

N=7; Up to 21-weeks exposure

RepairMS

N=7; Up to 18-weeks exposure

RepairPD

RepairMS

REPAIR: Phase 2 CNS Target Engagement

A Phase 2, Open Label, Sequential Group, Investigator Blinded Study of Magnetic Resonance Spectroscopy (^{31}P-MRS) to Assess the Effects of CNM-Au8 for the Bioenergetic Improvement of Impaired Neuronal Redox State


Screening
D0
Week 4
Week 8
Week 12 +
EOS
4 weeks
Day
-42 to -1
Visit
baseline
assessments
dispense drug
Visit
safety assessment
dispense drug
Visit
safety assessment
dispense drug
Visit
Primary Endpoint
Visit
Follow-up

1° **Change in Brain Bioenergetic Potential (NAD+/NADH) vs. Baseline**

2°
- Difference in average metabolites (e.g., NAD+, NADH) concentration at Week 12 – 16
- Difference in average brain membrane markers (PCr, PME, PE, etc.) at Week 12 – 16

CNM-Au8 Elevated Brain NAD+/NADH

and Normalized β-ATP Levels in MS & PD

RepairPD
RepairMS



31P-MRS Change in NAD+/NADH Ratio at End of Study
Partial Volume Coil; Preliminary Data (24-June-2020)
31P Signal Area
End of Study (Week 12 - 16)
NAD+/NADH Ratio
12
9
6
3
3
6
9
12
NAD+/NADH (r-PD)
NAD+/NADH (r-MS)
Baseline
NAD+/NADH Ratio
n=10 (r-PD = 6; r-MS = 4)



31P-MRS Change in β-ATP at End of Study
Full Volume Coil; Preliminary Data (24-June-2020)
31P Signal Area
Percent (%) Change vs. BL
(Week 12 - 16)
25.0
12.5
0.0
-12.5
-25.0
0.7
0.8
0.9
1.0
All ± 95% CI
r-PD
r-MS
r2 =0.8705
p= <0.0001
Baseline β-ATP Level
(Relative Concentration)
n=10 (r-PD = 6; r-MS = 4)

Glanzman, R., J. Ren, A. Rynders, B. Greenberg, R.B. Dewey, K. S. Ho, and M. T. Hotchkin. "Effects of Nanocatalysis on CNS Bioenergetic Markers in Patients Treated with CNM-Au8: Interim Results from Two Phase 2 31-Phosphorous Magnetic Resonance Imaging Studies." Presented at the MSVirtual 2020, September 11, 2020.

CLENE NANOMEDICINE

VISIONARY-MS STUDY

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active RMS


Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day -42 to -1
EOS
Fixed Treatment Period
Variable Treatment Period
FPFV
LPFV
Up to 48-Week Placebo-Control
2:1 Randomization (Active: Placebo)
15mg, 30mg, Placebo (n=150)

1° Change in Low Contrast Letter Acuity (LCLA) At Week 24

2° Change Composite Clinical Response
9HPT / SDMT / T25FW / LCLA / EDSS

Exploratory Endpoints

- Measures of Optic Nerve and Retinal Structure (OCT)
- Multi-focal VEP Amplitude & Latency
- Full field-VEP Amplitude & Latency
- MRI Endpoints
- Visual Function (High Contrast)
- PRO / QOL / EDSS

Measuring MS Functional Improvement

The Visual System is a Window into the Brain


Retina
Optic Nerve (ON) Lesion
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Optic Radiation (OR) Lesion
Visual Cortex

LCLA

Phase 2 Primary:
Functional Visual Improvement

LCVA Correlates with clinically meaningful deficits in QOL, EDSS and MSFC, MRI, and OCT


O Z D V K
S V H C Z
V H C N O
N V D O K
H Z O V C
S R Z K D
C K D N R
Z S O K N
D K S N V

MS Functional Endpoints

Phase 2 Exploratory:
Neuroprotection/Remyelination Endpoints

9-Hole Peg Test



Symbol Digit Modalities


KEY
1 2 3 4 5 6 7 8 9

Timed 25-Ft Walk


25 Feet

Emerging Evidence of Primary Endpoint Improvement

VISIONARY-MS STUDY

Best-Corrected Low Contrast Letter Acuity



O Z D V K
S V H C Z
V H C N O
N V D O K
H Z O V C
S R Z K D
C K D N R
Z S O K N



Blinded Data LCLA (All Eyes) % Change vs. BL
15-July-2020 Data Cut; All Participants By Completed Visits
(Median + IQR)
% Change from Baseline
80
60
40
20
0
-20
-40
-60
Wk-12
n=40;
80 eyes
Wk-24
n=31;
62 eyes
Wk-36
n=21;
42 eyes
All Participants By Completed Study Visit
(Study Ongoing; 1 drop-out to date)



Improvement

Glanzman, R., H. Beadnall, M. T. Hotchkin, A. Klistorner, M. Barnett, R. Sergott, A. Rynders, K. S. Ho, and Mark G. Mortenson. "A Phase 2 Clinical Trial of Catalytic Gold Nanocrystals, CNM-Au8, for the Treatment of Chronic Optic Neuropathy." Presented at the MSVirtual 2020, September 11, 2020.

RESCUE ALS

Randomized, Double-Blind, Placebo-Controlled Study in Early Symptomatic Amyotrophic Lateral Sclerosis Patients on Stable Background Therapy to Assess Bioenergetic Catalysis with CNM-Au8 to Slow Disease Progression in ALS

36-Week Treatment Period (n=42) 30mg, Placebo

SCREENING (January 2020); FPFV 16-Jan-2020; 42 of 42 enrolled (7-Sep-2020)



Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
Day
−28 to −1
6 WEEKS
EOS
Open Label Extension
Phone calls at Weeks 3, 6, 18, 30



1° **Change in Electromyography (Motor Unit Index)**
Abductor Digiti Minimi, Abductor Pollicis Brevis, Biceps Brachii, Tibialis Anterior

2°
- MScanFit MUNE
- Motor Unit Size Index
- Neurophysiological Index
- Split Hand Index

Exploratory Endpoints

- ALSFRS-R
- Combined Joint-Rank (Survival + ALSFRS-R)
- FVC
- Change in Rate of ALSFRS-R progression
- QOL

clene NANOMEDICINE

Emerging Evidence of Primary Endpoint MUNIX(4) Improvement

RESCUEALS



Blinded Data: MUNIX(4) Change from BL
26-August-2020 Data Cut; Preliminary Data
(All Participants Values By Completed Visits; BL Indexed to 100)
MUNIX(4) Average
(Mean of MUNIX Values for ADM, APB, BB, TA)
200
150
100
50
0
BL
MUNIX(4)
W12
MUNIX(4)
W24
MUNIX(4)
n=29
n=13
n=6
All Subjects
By Completed Study Visit



Rescue-ALS Primary Endpoint
Statistical Assumptions MUNIX(4) vs. Observed MUNIX(4) Values
(BL Indexed to 100)
% of Baseline MUNIX(4) Average
100
75
50
0
12
24
36
Study Week
Planned Placebo Rate
(Neuwirth et al. JNNP 2015)
Planned Active Rate
Rescue-ALS Observed
(All Subjects With Evaluable Data)
Planned Average Rate

Robert Glanzman MD FAAN, et al. "Design, Objectives, and Preliminary Blinded Data from the Ongoing RESCUE-ALS Trial of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis Patients" Presented at NEALS 2020, October 1, 2020.

clene NANOMEDICINE

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)



SCREENING (July 2020)
Day
−28 to −1
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
6 WEEKS
EOS
CNM-Au8 (n=160)
End of study or Open Label Extension (up to 52 weeks)
Treatment B (n=160)
Treatment C (n=160)
Phone calls at Weeks 2, 12, 20

1° **Change in ALSFRS-R**

2° **Slow Vital Capacity Hand Held Dynamometry**

Exploratory Endpoints

- Combined Joint Rank (Survival + ALSFRS-R)
- Voice pathology
- PRO
- Pharmacodynamic markers

Strong Intellectual Property

Extensive Patent Portfolio With Protection Through 2035[a] & Proprietary Trade Secrets

CSN®
Clean surface nanocrystal (CSN) therapeutics

Patent Status	Patent Description	Trade Secrets
Issued & Allowed Patents 100+	Process And Method/Device (Clean Surface; Gold CSN)	Plasma Conditioning
Pending Applications >30	State of Matter (CNM-Au8)	Electrode Design & Cycling
Total Patents >130	Method of Use (Prevent Demyelination & MoA)	Trough Flow, Temp, Pressure
	Method of Use (Bi-Metallic Au/Pt; Antimicrobial)	Concentration & Filtration

[a] With Patent Restoration Term (assuming 5-year extension).

Clene Proprietary Nanocrystal Manufacturing

In-House ISO8 Clean Room Clinical Production in North East, MD

Designed to be Scalable to Commercialization

- Patented Hydro-electro-Crystallization
- Proprietary Trade Secrets
- Validated CMC Processes



Clene NANOMEDICINE

Anticipated Timeline & Investor Catalysts

2013-2023



Founding Technology Development
SERIES A $27M
SERIES B $17M United Theraputics, Inc.
SERIES C $28M
SERIES D $42.5M
Entered into agreement to go public through merger with TOTA, a SPAC
CAPITAL RAISED: $114M + $3M GRANTS + >$15M INDIRECT SUPPORT
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Founding Inc.
Phase 1 SAD/MAD
Chronic Toxicity
VISIONARY-MS STUDY
RESCUEALS
HEALEY ALS Platform Trial
MGHALS Expanded Access Protocol
RepairPD
RepairMS
ZnAgSTUDY BRAZIL
RESCUEPD
Phase 3 MS Remyelination
ALS Commercialization
79 Au Gold 196.97
47 Ag Silver 107.87
78 Pt Platinum 195.08
30 Zn Zinc 65.38

CLENE NANOMEDICINE

Clene Nanomedicine, Inc.

HQ & Clinical Development
6550 S. Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901